EXHIBIT 10.11

                                  ADDENDUM III
                                       TO
                         SPRINT PCS MANAGEMENT AGREEMENT

Manager: Shenandoah Personal Communications Company, a Virginia corporation

Service Area:  Hagerstown, MD-Chambersburg, PA-Martinsburg, WV BTA
               Winchester, VA BTA
               Harrisonburg, VA BTA
               Washington DC BTA (Jefferson County, WV only)
               Harrisburg, PA BTA
               York-Hanover, PA BTA
               Altoona, PA BTA

      This Addendum III (this "Addendum"), dated as of September 26, 2001), contains certain additional and supplemental terms and provisions of that certain (a) Sprint PCS Management Agreement entered into as of November 5, 1999, by the same parties as this Addendum, which Management Agreement was further amended by that certain Addendum I dated November 5, 1999 and Addendum II dated August 31, 2000 (the Sprint PCS Management Agreement, as amended, being the "Management Agreement"). The terms and provisions of this Addendum control, supersede and amend any conflicting terms and provisions contained in the Management Agreement and the Other Sprint Agreements. Except for express modification made in this Addendum, the Management Agreement and the Other Sprint Agreements continue in full force and effect.

      Capitalized terms used and not otherwise defined in this Addendum have the meaning ascribed to them in the Management Agreement. Section and Exhibit references are to Sections and Exhibits of the Management Agreement unless otherwise noted.

      The Management Agreement and the Other Sprint Agreements are modified as follows:

      1. Revised Build-Out Plan.

      (a) Revised Exhibits. The Amended Exhibit 2.1 Build-out Plan Description, Build-out Plan Table, and Build-out Plan Map (Revised Effective September 26,
2001) (the "Amended Exhibit 2.1") attached to this Addendum supersedes and replaces in its entirety the Exhibit 2.1 Build-out Plan Phase Description, Build-out Plan Table, and Build-out Plan Map in the Management Agreement dated November 5, 1999. Amended Exhibit 2.1 includes:

            (i) Build-out Plan Table which sets forth the Completion Date and covered population requirements, and

            (ii)  Build-out Plan Description; and


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            (iii) Build-out Plan Map.

      2. Governing Law and Jurisdiction. (a) Section 17.12 of the Management Agreement, Section 9.11 of the Services Agreement and Section 15.8 of each of the Trademark License Agreements is deleted in its entirety and replaced with the following language:

            Governing Law. The internal laws of the State of Kansas (without regard to principles of conflicts of law) govern the validity of this agreement, the construction of its terms, and the interpretation of the rights and duties of the parties.

      (b) Paragraphs (a) and (b) of Section 15.13 of each of the Trademark License Agreements are deleted in their entirety and replaced with the following language:

            (a) Each party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Kansas State court sitting in the County of Johnson or any Federal court of the United States of America sitting in the District of Kansas, and any appellate court from any such court, in any suit action, or proceeding arising out of or relating to this agreement, or for recognition or enforcement of any judgment, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in such Kansas State Court or, to the extent permitted by law, in such Federal court.

            (b) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this agreement in Kansas State court sitting in the County of Johnson or any Federal court sitting in the District of Kansas. Each party hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court and further waives the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party.

      3. Notice address. The address for all entities comprising Sprint PCS on the Notice Address Schedule is changed to the following:

      Sprint PCS
      6160 Sprint Parkway, Building 9
      Overland Park, KS 66251
      Telephone: 913-762-7100
      Telecopier: 913-762-7102
      Attention: President, Sprint PCS


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With a copy to

      Sprint PCS
      6160 Sprint Parkway, Building 9
      Overland Park, KS 66251
      Telephone: 913-762-7400
      Telecopier: 913-762-0920
      Attention: General Counsel, Sprint PCS


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      IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their respective authorized officers as of the date and year first above written.

                                        Sprint Spectrum L.P.

                                        By: /S/ Thomas E. Mateer
                                            -------------------------------
                                        Thomas E. Mateer
                                        Vice President - Affiliations


                                        WirelessCo, L.P.

                                        By: /S/ Thomas E. Mateer
                                            -------------------------------
                                        Thomas E. Mateer
                                        Vice President - Affiliations


                                        APC PCS, LLC

                                        By: /S/ Thomas E. Mateer
                                            -------------------------------
                                        Thomas E. Mateer
                                        Vice President - Affiliations


                                        PhillieCo, L.P.

                                        By: /S/ Thomas E. Mateer
                                            -------------------------------
                                        Thomas E. Mateer
                                        Vice President - Affiliations


                                        Sprint Communications Company L.P.

                                        By: /S/ Ed Mattix
                                            -------------------------------
                                        Ed Mattix
                                        Senior Vice President - Public Affairs


                                        Shenandoah Personal
                                        Communications Company

                                        By: /S/ Christopher E. French
                                            -------------------------------
                                        Christopher E. French
                                        President


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